UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)

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Important Notice to Fund Shareholders

OCTOBER 26, 2009

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders.

You are being asked to vote on a number of important matters:

(i)	Updated Investment Policies (all Affected Municipal Funds (as defined in the Proxy Statement)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii)	Elimination of Fundamental Investment Policies and Approval of New Fundamental Investment Policy (Insured Funds (as defined in the Proxy Statement)). Fund shareholders are being asked to approve the elimination of certain fundamental investment policies and to approve a new fundamental policy or policies (also referred to as, the “New Investment Policy” or “New Investment Policies”). These changes are designed to give the Insured Funds important flexibility to respond to ongoing developments in the bond insurance market while maintaining their current focus on insured bonds backed by insurers with solid credit ratings. In addition, the Insured Funds are seeking to adopt a uniform, “up to date” set of investment policies.

(iii)	Approval of Fund Board Nominees (all Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this Proxy Statement are holding their annual shareholders meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Affected Municipal Funds?

A.	The potential benefits to common shareholders are:

• Enhanced ability of the Affected Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

•   Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

• Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Affected Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Affected Municipal Fund or Insured Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Affected Municipal Fund or Insured Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

Q.	Why are shareholders of the Insured Funds being asked to approve the elimination of fundamental investment policies and to approve a New Investment Policy?

A.	As a result of conditions facing the bond insurance market, shareholders are being asked to approve the elimination of certain fundamental investment policies that are restricting, or may be expected in the future to restrict, each Insured Fund’s ability to effectively maintain its existing focus on insured bonds backed by insurers with solid credit ratings. In connection with eliminating the respective fundamental investment policies, shareholders are being asked to approve a new fundamental investment policy that will provide the Insured Funds with flexibility to respond to ongoing developments in the bond insurance market, while ensuring that the Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with solid credit ratings.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the New Investment Policy or Policies?

A.	An Affected Municipal Fund or Insured Fund will not be able to implement the New Investment Policies as discussed above. The Affected Municipal Fund or Insured Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Boards of the Affected Municipal Funds and Insured Funds urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 612-5814. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
November 30, 2009

October 26, 2009

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)

Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
Nuveen Virginia Premium Income Municipal Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage

Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Minnesota Funds and Massachusetts Funds are each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 30, 2009, at 9:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except California Value, to elect nine (9) Board Members:

i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b. For California Value, to elect three (3) Board Members.

c.	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, to elect four (4) Board Members:

i)	two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, to elect four (4) Board Members.

2.	To approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income and Virginia Premium Income.

3.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policies for Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage and Insured Massachusetts Tax-Free Advantage.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on October 2, 2009 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

October 26, 2009

This Joint Proxy Statement is first being mailed to shareholders on or about October 26, 2009.

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)

Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
Nuveen Virginia Premium Income Municipal Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota Corporation (each referred to herein as a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”),

Nuveen Connecticut Dividend Advantage Municipal Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts Business Trust (each referred to herein as a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 30, 2009, at 9:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for the Affected Municipal Funds (as defined below) and the Insured Funds (as defined below). Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Minnesota Fund, except California Value, election of seven (7) Board Members by all shareholders.	X	X

1(a)(ii)	For each Minnesota Fund, except California Value, election of two (2) Board Members by Preferred Shares only.		X

1(b)	For California Value, election of three (3) Board Members by all shareholders.	X	N/A

1(c)(i)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, election of two (2) Board Members by all shareholders.	X	X

1(c)(ii)	For each Massachusetts Business Trust, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, election of two (2) Board Members by Preferred Shares only.		X

1(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, election of four (4) Board Members by all shareholders.	X	N/A

Matter		Common Shares	Preferred Shares(1)

2.	For Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income and Virginia Premium Income (each an “Affected Municipal Fund”), to approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies.	X	X

2(a)	For each Affected Municipal Fund, except Michigan Premium Income, to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

2(b)	For each Affected Municipal Fund, except Michigan Premium Income, to approve the new fundamental policy relating to investments in municipal securities.	X	X

Matter		Common Shares	Preferred Shares(1)

2(c)	For Arizona Premium Income, California Investment Quality, California Market Opportunity, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Michigan Premium Income, Missouri Premium Income, New Jersey Investment Quality, New Jersey Premium Income, Ohio Quality Income, Pennsylvania Investment Quality, Pennsylvania Premium Income 2, Texas Quality Income and Virginia Premium Income (each a “Premium/Quality Fund”), to approve the elimination of the Fund’s fundamental policy relating to commodities.	X	X

2(d)	For each Premium/Quality Fund, to approve the new fundamental policy relating to commodities.	X	X

2(e)	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	X	X

2(f)	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	X	X

3(a)	For Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage and Insured Massachusetts Tax-Free Advantage (each an “Insured Fund”), to approve the elimination of the Fund’s fundamental investment policies relating to investments in insured municipal securities.	X	X

3(b)	For each Insured Fund, to approve the new fundamental investment policy relating to investments in insured municipal securities.	X	X

3(c)	For Insured California Premium Income and Insured California Premium Income 2, to approve the elimination of the Fund’s fundamental policy relating to commodities.	X	X

3(d)	For Insured California Premium Income and Insured California Premium Income 2, to approve the new fundamental policy relating to commodities.	X	X

Matter		Common Shares	Preferred Shares(1)

3(e)	For Insured California Premium Income and Insured California Premium Income 2, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	X	X

3(f)	For Insured California Premium Income and Insured California Premium Income 2, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	X	X

(1)	Variable Rate Demand Preferred Shares for Insured California Tax-Free Advantage and Municipal Auction Rate Cumulative Preferred Shares for each other municipal fund, except California Value, are referred to as “Preferred Shares.” California Value has not issued Preferred Shares. Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate do not have any Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds and Insured Funds, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual

Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on October 2, 2009 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of October 2, 2009, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Floating Rate Income	JFR	47,399,976	N/A

Floating Rate Income Opportunity	JRO	28,406,922	N/A

Senior Income	NSL	29,834,353	N/A

Tax-Advantaged Floating Rate	JFP	13,918,947	N/A

Arizona Dividend Advantage	NFZ	1,548,019	Series T	424

Arizona Dividend Advantage 2	NKR	2,439,549	Series W	665

Arizona Dividend Advantage 3	NXE	3,066,030	Series M	736

Arizona Premium Income	NAZ	4,469,154	Series TH	1,115

California Dividend Advantage	NAC	23,480,254	Series TH	2,710
			Series F	2,711

California Dividend Advantage 2	NVX	14,746,722	Series M	1,965
			Series F	1,966

California Dividend Advantage 3	NZH	24,119,434	Series M	3,081
			Series TH	3,082

California Investment Quality	NQC	13,580,232	Series M	3,051
			Series W	746

California Market Opportunity	NCO	8,143,348	Series W	1,500
			Series F	451

California Value	NCA	25,253,681	N/A

California Performance Plus	NCP	12,939,442	Series T	1,548
			Series W	551
			Series F	1,548

California Premium Income	NCU	5,737,288	Series M	1,555

California Quality Income	NUC	21,989,090	Series M	1,189
			Series W	2,550
			Series F	2,550

Fund	Ticker Symbol*	Common Shares	Preferred Shares

California Select Quality	NVC	23,088,470	Series T	1,975
			Series W	1,383
			Series TH	2,963

Insured California Dividend Advantage	NKL	15,253,305	Series T	2,165
			Series F	2,165

Insured California Premium Income	NPC	6,446,532	Series T	1,800

Insured California Premium Income 2	NCL	12,662,870	Series T	1,597
			Series TH	1,596

Insured California Tax-Free Advantage	NKX	5,886,667	Series 1	355

Connecticut Dividend Advantage	NFC	2,581,761	Series T	690

Connecticut Dividend Advantage 2	NGK	2,317,676	Series W	618

Connecticut Dividend Advantage 3	NGO	4,365,873	Series F	1,131

Connecticut Premium Income	NTC	5,363,976	Series TH	1,338

Georgia Dividend Advantage	NZX	1,969,350	Series M	556

Georgia Dividend Advantage 2	NKG	4,554,659	Series F	1,172

Georgia Premium Income	NPG	3,805,652	Series TH	1,028

Maryland Dividend Advantage	NFM	4,193,517	Series M	1,033

Maryland Dividend Advantage 2	NZR	4,196,366	Series F	1,065

Maryland Dividend Advantage 3	NWI	5,363,909	Series T	1,400

Maryland Premium Income	NMY	10,641,816	Series W	1,258
			Series TH	1,577

Massachusetts Dividend Advantage	NMB	1,962,452	Series T	570

Massachusetts Premium Income	NMT	4,764,710	Series TH	1,360

Insured Massachusetts Tax-Free Advantage	NGX	2,724,558	Series W	820

Michigan Dividend Advantage	NZW	2,066,086	Series W	571

Michigan Premium Income	NMP	7,682,048	Series M	805
			Series TH	1,343

Michigan Quality Income	NUM	11,638,753	Series TH	2,972
			Series F	521

Missouri Premium Income	NOM	2,311,415	Series TH	640

New Jersey Dividend Advantage	NXJ	6,569,912	Series T	1,757

New Jersey Dividend Advantage 2	NUJ	4,520,321	Series W	1,249

New Jersey Investment Quality	NQJ	20,453,722	Series M	2,834
			Series TH	1,772
			Series F	1,132

New Jersey Premium Income	NNJ	12,036,596	Series T	599
			Series W	1,381
			Series TH	1,535

North Carolina Dividend Advantage	NRB	2,266,549	Series T	643

Fund	Ticker Symbol*	Common Shares	Preferred Shares

North Carolina Dividend Advantage 2	NNO	3,749,642	Series F	1,120

North Carolina Dividend Advantage 3	NII	3,933,682	Series W	1,120

North Carolina Premium Income	NNC	6,351,838	Series TH	1,806

Ohio Dividend Advantage	NXI	4,243,493	Series W	1,240

Ohio Dividend Advantage 2	NBJ	3,121,477	Series F	924

Ohio Dividend Advantage 3	NVJ	2,156,758	Series T	660

Ohio Quality Income	NUO	9,746,032	Series M	680
			Series TH1	1,400
			Series TH2	1,000

Pennsylvania Dividend Advantage	NXM	3,330,584	Series T	900

Pennsylvania Dividend Advantage 2	NVY	3,725,809	Series M	920

Pennsylvania Investment Quality	NQP	16,134,098	Series T	744
			Series W	2,033
			Series TH	1,693

Pennsylvania Premium Income 2	NPY	15,618,851	Series M	710
			Series TH	1,748
			Series F	1,513

Texas Quality Income	NTX	9,504,400	Series M	716
			Series TH	1,886

Virginia Dividend Advantage	NGB	3,137,362	Series W	780

Virginia Dividend Advantage 2	NNB	5,744,294	Series M	1,477

Virginia Premium Income	NPV	8,958,420	Series T	743
			Series TH	1,537

*	The Common Shares of all of the Funds are listed on the NYSE Amex, except JFR, JRO, NSL, JFP, NAZ, NAC, NQC, NCO, NCA, NCP, NUC, NVC, NPC, NCL, NTC, NMY, NMT, NMP, NUM, NQJ, NNJ, NNC, NUO, NQP, NPY, NTX and NPV, which are listed on the New York Stock Exchange.

1.	Election of Board Members

Minnesota Funds

At the Annual Meeting of each Minnesota Fund, except California Value, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, three (3) Board Members are nominated to be elected at this Annual Meeting.

(a)  For each Minnesota Fund, except California Value:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

(b)	For California Value: three (3) Board Members are to be elected by all shareholders.

With respect to California Value, Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

Massachusetts Funds

Pursuant to the organizational documents of each Massachusetts Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(c)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate: four (4) Board Members are to be elected by all shareholders.

With respect to Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Hunter and Schneider have been re-designated as Class I and Class III Board Members, respectively, and as Board Member nominees for a term expiring at the annual meeting of shareholders in 2010 with respect to Board Member Hunter and 2012 with respect to Board Member Schneider or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, except for California Value, all Board Member nominees, were last elected to each Fund’s Board at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009.

For California Value, Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009. Board Member Hunter was last elected as a Class I Board Member of the Board of California Value at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009. Board Members Stockdale and Stone were last elected as Class I Board Members of the Board of California Value at the annual meeting of shareholders held on December 18, 2007. Board Members Bremner, Evans and

Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on November 14, 2006.

For each Massachusetts Fund, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members and Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009 and for Insured California Tax-Free Advantage adjourned to March 17, 2009 and March 18, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Tax-Advantage Floating Rate, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage, Insured California Tax-Free Advantage, Maryland Dividend Advantage 3 and New Jersey Dividend Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007. For Floating Rate Income, Floating Rate Income Opportunity and Maryland Dividend Advantage 3, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007, which was adjourned to October 22, 2007. For New Jersey Dividend Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007 and adjourned to October 22, 2007 and November 8, 2007. For Tax-Advantaged Floating Rate, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007 and adjourned to October 22, 2007, November 12, 2007 and November 30, 2007.

For each Massachusetts Fund, except California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage, Board Members Bremner and Evans were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006.

For California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on December 18, 2007. Board Members Bremner and Evans were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Asset Management (the “Adviser” or “NAM”) and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board Since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	197	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	197	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation, a publicly held company; Director, Beta Gamma Sigma International Honor Society (since 2005); formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	197	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	197	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	197	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	197	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	197	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominee/Board Member who is an interested person of the Funds

John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	197	See Principal Occupation Description

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s Adviser.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2008 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2008 is set forth in Appendix A. On December 31, 2008, Board Members and executive officers as a group beneficially owned approximately 640,000 shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401 (k)/profit sharing plan). As of October 2, 2009, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of October 2, 2009, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of October 2, 2009, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Each Independent Board Member receives a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance of other meetings where in-person attendance is required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs or other public offerings by a fund, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Floating Rate Income	$2,642	$2,287	$1,792	$2,235	$2,313	$2,000	$1,834	$2,153
Floating Rate Income Opportunity	1,587	1,373	1,075	1,342	1,389	1,200	1,101	1,293
Senior Income	979	846	666	827	856	742	681	798
Tax-Advantaged Floating Rate	385	2,316	246	270	286	2,317	294	1,227
Arizona Dividend Advantage	133	115	91	108	112	99	94	106
Arizona Dividend Advantage 2	219	189	151	177	185	164	155	175
Arizona Dividend Advantage 3	257	223	177	208	217	192	182	205
Arizona Premium Income	372	322	256	301	314	278	263	297
California Dividend Advantage	1,682	1,419	841	889	990	1,225	1,310	540
California Dividend Advantage 2	1,126	948	565	600	667	819	873	382
California Dividend Advantage 3	1,718	1,448	860	909	1,013	1,250	1,336	559
California Investment Quality	1,033	871	517	548	610	752	802	339
California Market Opportunity	676	596	485	567	595	523	499	280
California Value	815	680	405	433	482	581	631	280
California Performance Plus	997	838	499	529	589	725	772	333
California Premium Income	447	394	321	375	393	346	330	186
California Quality Income	1,741	1,465	872	924	1,028	1,267	1,350	580
California Select Quality	1,775	1,495	889	941	1,048	1,292	1,378	587
Insured California Dividend Advantage	1,172	986	587	622	693	853	908	393
Insured California Premium Income	521	460	374	437	458	403	385	218
Insured California Premium Income 2	921	776	461	488	543	671	716	301
Insured California Tax-Free Advantage	447	395	321	376	395	346	333	176
Connecticut Dividend Advantage	226	193	156	183	191	167	161	146
Connecticut Dividend Advantage 2	204	174	141	165	173	150	145	132
Connecticut Dividend Advantage 3	367	314	254	298	311	271	261	237
Connecticut Premium Income	448	383	310	364	380	331	319	289

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Georgia Dividend Advantage	$171	$146	$119	$139	$145	$127	$122	$111
Georgia Dividend Advantage 2	373	318	258	303	316	275	265	240
Georgia Premium Income	320	273	221	260	271	236	228	206
Maryland Dividend Advantage	345	295	239	281	293	255	246	221
Maryland Dividend Advantage 2	350	299	242	284	297	258	249	224
Maryland Dividend Advantage 3	441	377	305	358	374	326	314	283
Maryland Premium Income	898	767	622	730	762	663	639	579
Massachusetts Dividend Advantage	167	142	115	135	141	123	119	107
Massachusetts Premium Income	393	336	272	319	334	290	280	253
Insured Massachusetts Tax-Free Advantage	234	200	162	191	199	173	167	152
Michigan Dividend Advantage	165	145	118	138	145	127	121	68
Michigan Premium Income	610	538	437	511	536	472	450	256
Michigan Quality Income	923	777	464	493	548	671	715	318
Missouri Premium Income	183	156	127	149	155	135	130	118
New Jersey Dividend Advantage	546	466	378	443	463	403	388	350
New Jersey Dividend Advantage 2	381	325	264	309	323	281	271	244
New Jersey Investment Quality	1,729	1,458	1,080	1,248	1,311	1,264	1,246	1,083
New Jersey Premium Income	1,042	879	653	755	792	763	751	657
North Carolina Dividend Advantage	200	171	138	162	169	148	142	130
North Carolina Dividend Advantage 2	328	280	227	266	278	242	233	212
North Carolina Dividend Advantage 3	333	284	230	270	282	246	237	216
North Carolina Premium Income	537	459	372	437	456	397	382	348
Ohio Dividend Advantage	342	301	245	286	301	265	252	144
Ohio Dividend Advantage 2	250	220	179	209	220	193	184	104
Ohio Dividend Advantage 3	178	157	128	149	157	138	131	75
Ohio Quality Income	835	736	598	699	734	646	616	351
Pennsylvania Dividend Advantage	280	239	194	228	238	207	199	179
Pennsylvania Dividend Advantage 2	320	274	222	260	272	237	228	206
Pennsylvania Investment Quality	1,385	1,168	866	999	1,050	1,013	998	867
Pennsylvania Premium Income 2	1,257	1,060	785	907	953	919	907	785
Texas Quality Income	860	745	593	697	727	644	609	688
Virginia Dividend Advantage	259	221	180	211	220	192	185	166
Virginia Dividend Advantage 2	479	409	332	389	406	354	341	307
Virginia Premium Income	750	641	519	610	636	554	534	483
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees(1)	$216,138	$189,578	$120,659	$128,240	$140,917	$160,362	$171,750	$28,695

(1)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2008 for services to the Nuveen open-end and closed-end funds advised by NAM.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Floating Rate Income	$423	$603	$983	$2,235	$2,313	$918	$—	$1,679
Floating Rate Income Opportunity	254	362	588	1,342	1,389	552	—	1,007
Senior Income	157	223	370	827	856	340	—	626
Tax-Advantaged Floating Rate	53	561	215	270	286	1,019	—	709
California Dividend Advantage	178	245	841	889	990	264	—	540
California Dividend Advantage 2	121	165	565	600	667	178	—	382
California Dividend Advantage 3	182	251	860	909	1,013	270	—	559
California Investment Quality	110	151	517	548	610	163	—	339
California Value	87	119	405	433	482	127	—	280
California Performance Plus	106	146	499	529	589	158	—	333
California Quality Income	186	255	872	924	1,028	275	—	580
California Select Quality	189	260	889	941	1,048	280	—	587
Insured California Dividend Advantage	125	172	587	622	693	185	—	393
Insured California Premium Income 2	98	135	461	488	543	145	—	301
Michigan Quality Income	99	136	464	493	548	147	—	318
New Jersey Investment Quality	241	336	716	1,248	1,311	471	—	865
New Jersey Premium Income	145	203	427	755	792	287	—	522
Pennsylvania Investment Quality	193	269	572	999	1,050	378	—	691
Pennsylvania Premium Income 2	175	244	519	907	953	343	—	626

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

John P. Amboian, Robert P. Bremner, Chair, and Judith M. Stockdale serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. A copy of the Audit Committee Charter is attached as Appendix D. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or NYSE Amex US listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

		Term of Office		Number of
		and		Portfolios in Fund
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	197

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	122

		Term of Office		Number of
		and		Portfolios in Fund
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term: Annual Length of Service: Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	197

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	122

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	197

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	197

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	197

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	197

		Term of Office		Number of
		and		Portfolios in Fund
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term: Annual Length of Service: Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	133

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	197

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	197

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	197

		Term of Office		Number of
		and		Portfolios in Fund
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	197

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly Vice President (2007-2008) and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	197

		Term of Office		Number of
		and		Portfolios in Fund
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	Fund	Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	133

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	197

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	197

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	197

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	197

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for each Affected Municipal Fund

The Affected Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and/or (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Affected Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits of the New Investment Policies to you as a Fund shareholder are:

•	enhanced ability of the Affected Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Affected Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Affected Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policies is contingent on shareholder approval of the elimination of the Current Fundamental Policies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policies of the Affected Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund of, the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities (All Affected Municipal Funds except Michigan Premium Income)

The Current Fundamental Policies with respect to each Affected Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Arizona Dividend Advantage, Arizona Dividend Advantage 2, Connecticut Dividend Advantage, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Massachusetts Dividend Advantage, Michigan Dividend Advantage, New Jersey Dividend Advantage, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, Ohio Dividend Advantage, Ohio Dividend Advantage 2 and Pennsylvania Dividend Advantage

(i) Under normal [circumstances/market conditions], the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and [State] income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

Arizona Dividend Advantage 3, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Georgia Dividend Advantage 2, Maryland Dividend Advantage 3, New Jersey Dividend Advantage 2, Ohio Dividend Advantage 3 and Pennsylvania Dividend Advantage 2

(i) The Fund [as a fundamental policy] may not, under normal circumstances, invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and [State] income tax.

Arizona Premium Income, California Premium Income, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Missouri Premium Income, New Jersey Premium Income, Ohio Quality Income, Pennsylvania Premium Income, Texas Quality Income and Virginia Premium Income

(i) [Except to the extent the Fund invests in temporary investments as described below and more fully in the Statement of Additional Information], the Fund [will, as a fundamental policy,] invest substantially all (in excess of 80%) of its assets in tax-exempt [State] Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or in unrated [State] Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, [State] Municipal Obligations rated within the four highest grades by Moody’s or S&P, provided that the Fund may not invest more than 20% of its assets in such unrated [State] Municipal Obligations.

(ii) The Fund will not invest in any rated [State] Municipal Obligations that are rated lower than Baa by Moody’s or BBB by S&P at the time of purchase.

California Dividend Advantage

(i) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal and California income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

(ii) The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds.

(iii) The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory.

California Dividend Advantage 2 and California Dividend Advantage 3

(i) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal and California income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

California Investment Quality, California Market Opportunity, California Performance Plus, New Jersey Investment Quality and Pennsylvania Investment Quality

(i) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt [State] municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated [State] municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated.

California Quality Income and California Select Quality

(i) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, California municipal bonds so rated.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities (All Affected Municipal Funds except Michigan Premium Income)

The following New Fundamental Policy will replace each Affected Municipal Fund’s Current Fundamental Policy or Policies referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Affected Municipal Fund is contingent on shareholder approval of the elimination of each Affected Municipal Fund’s Current Fundamental Policy or Policies. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal [and state] income taxes.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Affected Municipal Fund, which will be implemented upon the elimination of the Current Fundamental Policies described in 2(a) above. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Affected Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which an Affected Municipal Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Affected Municipal Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or noncallable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of Fundamental Policies Relating to Commodities (All Premium/Quality Funds)

The Current Fundamental Policies relating to commodities that are proposed to be eliminated are as follow:

Arizona Premium Income, California Investment Quality, California Market Opportunity, California Performance Plus, California Quality Income, California Select Quality, Michigan Premium Income, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Texas Quality Income

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

California Premium Income, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Missouri Premium Income, Ohio Quality Income, Pennsylvania Premium Income 2 and Virginia Premium Income

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(d)	Approval of New Fundamental Policy Relating to Commodities (All Premium/Quality Funds)

It is proposed that each Premium/Quality Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Premium/Quality Fund is contingent on shareholder approval of the elimination of that Premium/Quality Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2(c) above. The proposed New Fundamental Policy is as follows:

(i) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments

* References are to a Fund’s registration statement.

or from investing in securities or other instruments backed by physical commodities).

(e)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales (All Premium/Quality Funds)

The Current Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Arizona Premium Income, California Investment Quality, California Market Opportunity, California Performance Plus, California Quality Income, California Select Quality, Michigan Premium Income, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Texas Quality Income

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described [in/under] “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

California Premium Income, Connecticut Premium Income, Georgia Premium Income, Massachusetts Premium Income, Missouri Premium Income, Ohio Quality Income, Pennsylvania Premium Income 2 and Virginia Premium Income

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except for futures and options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected in 2(e) above, the Board has adopted the following New Non-Fundamental Policies for each of the above Premium/Quality Funds. The New Non-Fundamental Policies are contingent on shareholder approval of the

* References are to a Fund’s registration statement.

elimination of that Premium/Quality Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(f)	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies (All Premium/Quality Funds)

The Premium/Quality Funds do not have specific restrictions as to investments in other investment companies. However, each such Premium/Quality Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

(i) The Fund may not invest in securities other than [state] Municipal Obligations and temporary investments[,] as described [in/under] “Investment Objective and Policies [of the Funds] — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Premium/Quality Fund’s Current Fundamental Policy prohibiting investments in other investment companies. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

(i) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board

* References are to a Fund’s registration statement.

believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policy for Each Insured Fund

The Insured Funds have adopted certain fundamental investment policies, as described below (together, “Insured Fundamental Policies,” each an “Insured Fundamental Policy”), that can only be changed by shareholder vote. The Insured Fundamental Policies adopted by the Insured Funds reflected industry conditions present in the municipal bond market at the time of the inception of these Funds.

Since that time, however, deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and companies, including bond insurers, who in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength ratings of certain municipal bond insurers have come under greater scrutiny. The ratings assigned to some municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies.

As a result of these conditions facing the bond insurance market, the Board unanimously approved, and unanimously recommends the approval by each Insured Fund’s shareholders of the elimination of certain Insured Fundamental Policies of the Insured Funds that are restricting, or may be expected in the future to restrict, each Insured Fund’s ability to effectively make investments. In connection with eliminating the Insured Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of a new fundamental policy, described below (each a “New Insured Fundamental Policy”). The elimination of each Fundamental Policy described below is contingent on shareholder approval of the New Fundamental Policy. In addition, the Board has approved new non-fundamental policies, described below (the “New Insured Non-Fundamental Policies” and together with the New Insured Fundamental Policy, the “New Insured Policies”). The New Insured Policies are designed to provide portfolio managers with important flexibility to respond to ongoing developments in the bond insurance market, while ensuring the Insured Funds continue to invest substantially all (at least 80%) of their municipal investments in insured bonds backed by insurers with solid credit ratings.

(a)	Elimination of Insured Fundamental Policies Relating to Investments in Insured Municipal Securities (All Insured Funds)

The Insured Fundamental Policies of each Insured Fund that are proposed to be eliminated are as follows:

Insured California Dividend Advantage

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

Insured California Premium Income and Insured California Premium Income 2

(i) Except to the extent the Fund invests in temporary investments, the Fund will invest all of its assets in tax-exempt [State] Municipal Obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(ii) Each insured [State] Municipal Obligation held by the Fund will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”) by the Fund or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (2) covered by a master municipal insurance policy purchased by the Fund (“Portfolio Insurance”).

(iii) The Fund will only obtain policies of portfolio insurance issued by insurers whose claims-paying ability is rated “Aaa” by Moody’s Investors Services, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s Corporation (“Standard & Poor’s”).

(iv) Municipal obligations backed by an escrow account or trust account will not constitute more than 20% of the Fund’s assets.

Insured California Tax-Free Advantage and Insured Massachusetts Tax-Free Advantage

(i) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding (“Managed Assets”) in a portfolio of municipal bonds that pay interest that is exempt from regular federal and [State] income tax and from the federal alternative minimum tax applicable to individuals.

(ii) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding (“Managed Assets”) in a portfolio of municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

(b)	Approval of the New Insured Fundamental Policy Relating to Investments in Insured Municipal Securities (All Insured Funds)

In connection with eliminating the Insured Fundamental Policies, the Board of each Insured Fund has unanimously approved, and recommends that shareholders of each Insured Fund approve, a New Insured Fundamental Policy relating to each Insured Fund’s policy of investing 80% (or greater) of its assets in a portfolio of municipal securities or related investments that pay tax-exempt interest. The New Insured Fundamental Policy will replace each Insured Fund’s Insured Fundamental Policy or Insured Fundamental Policies, as described above. Implementation of the New Insured Fundamental Policy is contingent on shareholder approval of the elimination of the Insured Fundamental Policy or Insured Fundamental Policies for each Insured Fund, as applicable. The New Insured Fundamental Policy is as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and [State] income taxes (“municipal securities”) and are covered by insurance guaranteeing the timely payment of principal and interest thereon.

New Insured Non-Fundamental Policies

In connection with eliminating the Insured Fundamental Policies, the Board of each Insured Fund has also adopted New Insured Non-Fundamental Policies, as described below. To the extent that the New Insured Non-Fundamental Policies conflict with the existing Insured Fundamental Policies, implementation of the New Insured Non-Fundamental Policies is contingent on shareholder approval of the elimination of the Insured Fundamental Policies. To the extent such Insured Non-Fundamental Policies do not conflict with the existing Insured Fundamental Policies, the New Insured Non-Fundamental Policies have already been implemented. By eliminating the Insured Fundamental Policies and adopting the New Insured Non-Fundamental Policies, each Insured Fund would be able to change these policies in the future with the approval of the Board, without the need to obtain prior shareholder approval. However, each Insured Fund’s New Insured Non-Fundamental Policy that it will invest at least 80% of its Managed Assets in a portfolio of securities that are covered by insurance may only be changed by such Fund’s Board following the provision of 60 days’ prior written notice to shareholders.

The New Insured Non-Fundamental Policies that the Board of each Insured Fund has adopted are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included in the above-referenced 80% test. In addition, for the 80% test above, insurers must have a claims-paying ability rated at least A by a nationally recognized statistical rating organization (NRSRO) at the time of purchase or at the time the bond is insured while in the portfolio.†

(ii) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated AA or better by an NRSRO at the time of purchase; municipal securities rated AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

† The above referenced 80% test refers to the New Insured Fundamental Policy proposed in item 3(b).

(iii) Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated BBB or better by an NRSRO; or municipal securities rated at least BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

(c)	Elimination of Fundamental Policies Relating to Commodities (Insured California Premium Income and Insured California Premium Income 2)

The Current Insured Fundamental Policies relating to commodities that are proposed to be eliminated are as follows:

Insured California Premium Income

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

Insured California Premium Income 2

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(d)	Approval of New Fundamental Policy Relating to Commodities (Insured California Premium Income and Insured California Premium Income 2)

It is proposed that Insured California Premium Income and Insured California Premium Income 2 adopt a New Insured Fundamental Policy with respect to commodities, the adoption of which is contingent on shareholder approval of the elimination of that Insured Fund’s Current Insured Fundamental Policy with respect to commodities, as reflected in 3(c) above. The proposed New Insured Fundamental Policy is as follows:

Insured California Premium Income and Insured California Premium Income 2

(i) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

* References are to a Fund’s registration statement.

(e)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales (Insured California Premium Income and Insured California Premium Income 2)

The Current Insured Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Insured California Premium Income

(i) The Fund, as a fundamental policy, may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

Insured California Premium Income 2

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Insured Fundamental Policies relating to derivatives and short sales, as reflected in 3(e) above, the Board has adopted the following New Insured Non-Fundamental Policies for each of Insured California Premium Income and Insured California Premium Income 2. The New Insured Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Insured Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Insured Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

* References are to a Fund’s registration statement.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(f)	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies (Insured California Premium Income and Insured California Premium Income 2)

Insured California Premium Income and Insured California Premium Income 2 do not have specific restrictions as to investments in other investment companies. However, each such Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

(i) The Fund may not invest in securities other than [state] Municipal Obligations and temporary investments, as described in “Investment Objective and Policies — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Insured Non-Fundamental Policy to be implemented upon the elimination of Insured California Premium Income’s and Insured California Premium Income 2’s Current Insured Fundamental Policy prohibiting investments in other investment companies. The proposed New Insured Non-Fundamental Policy relating to investments in other investment companies is as follows:

(i) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Insured Fundamental Policies and adopting the New Insured Policies gives the Adviser flexibility to rapidly respond to continuing developments in the bond insurance market and would enhance the portfolio managers’ ability to meet each Insured Fund’s investment objective and keep each Fund fully invested. While the Board believes that the New Insured Policies give the Adviser adequate flexibility under current market conditions, if the market changes in the future, the Insured Funds may desire to refine these parameters further and the Board may change the New Insured Non-Fundamental Policies without shareholder approval.

* References are to a Fund’s registration statement.

The Board of Trustees recommends that shareholders of each Insured Fund vote to approve the elimination of each Insured Fundamental Policy and vote to approve each New Insured Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
					Adviser and Adviser				Adviser and Adviser				Adviser and Adviser
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

Floating Rate Income	$66,809	$68,028	$0	$0	$0	$0	$1,000	$0	$0	$0	$1,800	$10,000	$0	$0
Floating Rate Income Opportunity	48,236	49,347	0	0	0	0	1,000	0	0	0	1,800	10,000	0	0
Senior Income	37,955	35,625	0	0	0	0	1,000	0	0	0	7,400	16,000	0	0
Tax-Advantaged Floating Rate	24,000	24,000	0	0	0	0	1,000	0	0	0	1,800	2,000	0	0
Arizona Dividend Advantage	8,242	8,264	0	0	0	0	500	0	0	0	800	850	0	0
Arizona Dividend Advantage 2	8,847	8,906	0	0	0	0	500	0	0	0	800	850	0	0
Arizona Dividend Advantage 3	9,182	9,229	0	0	0	0	500	0	0	0	800	850	0	0
Arizona Premium Income	10,005	10,109	0	0	0	0	500	0	0	0	3,300	3,400	0	0
California Dividend Advantage	23,226	21,843	0	0	0	0	0	0	0	0	800	850	0	0
California Dividend Advantage 2	17,257	17,675	0	0	0	0	0	0	0	0	800	850	0	0
California Dividend Advantage 3	23,388	22,326	0	0	0	0	0	0	0	0	800	850	0	0
California Investment Quality	16,795	16,482	0	0	0	0	0	0	0	0	3,300	1,700	0	0
California Market Opportunity	12,998	12,970	0	0	0	0	0	0	0	0	3,300	1,700	0	0
California Value	14,840	14,994	0	0	0	0	0	0	0	0	0	0	0	0
California Performance Plus	16,280	16,334	0	0	0	0	0	0	0	0	3,300	1,700	0	0
California Premium Income	11,006	11,182	0	0	0	0	0	0	0	0	800	850	0	0
California Quality Income	23,024	23,119	0	0	0	0	0	0	0	0	3,300	1,700	0	0
California Select Quality	23,540	23,133	0	0	0	0	0	0	0	0	3,300	1,700	0	0
Insured California Dividend Advantage	17,818	18,156	0	0	0	0	0	0	0	0	800	850	0	0
Insured California Premium Income	11,604	11,946	0	0	0	0	0	0	0	0	3,300	1,700	0	0
Insured California Premium Income 2	15,795	15,647	0	0	0	0	0	0	0	0	3,300	1,700	0	0

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
					Adviser and Adviser				Adviser and Adviser				Adviser and Adviser
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

Insured California Tax-Free Advantage	$11,215	$11,059	$0	$0	$0	$0	$0	$0	$0	$0	$800	$850	$0	$0
Connecticut Dividend Advantage	8,952	9,100	0	0	0	0	500	0	0	0	800	850	0	0
Connecticut Dividend Advantage 2	8,780	8,916	0	0	0	0	500	0	0	0	800	850	0	0
Connecticut Dividend Advantage 3	10,064	10,292	0	0	0	0	500	0	0	0	800	850	0	0
Connecticut Premium Income	10,711	10,967	0	0	0	0	500	0	0	0	800	850	0	0
Georgia Dividend Advantage	8,537	8,643	0	0	0	0	500	0	0	0	800	850	0	0
Georgia Dividend Advantage 2	10,173	10,345	0	0	0	0	500	0	0	0	800	850	0	0
Georgia Premium Income	9,723	9,902	0	0	0	0	500	0	0	0	800	850	0	0
Maryland Dividend Advantage	9,996	10,090	0	0	0	0	500	0	0	0	800	850	0	0
Maryland Dividend Advantage 2	10,025	10,120	0	0	0	0	500	0	0	0	800	850	0	0
Maryland Dividend Advantage 3	10,711	10,899	0	0	0	0	500	0	0	0	800	850	0	0
Maryland Premium Income	14,295	14,742	0	0	0	0	500	0	0	0	800	850	0	0
Massachusetts Dividend Advantage	8,530	8,597	0	0	0	0	500	0	0	0	800	850	0	0
Massachusetts Premium Income	10,330	10,495	0	0	0	0	500	0	0	0	800	850	0	0
Insured Massachusetts Tax-Free Advantage	9,032	9,197	0	0	0	0	500	0	0	0	800	850	0	0
Michigan Dividend Advantage	8,603	8,641	0	0	0	0	500	0	0	0	800	850	0	0
Michigan Premium Income	12,343	12,753	0	0	0	0	500	0	0	0	3,300	1,700	0	0
Michigan Quality Income	15,368	15,986	0	0	0	0	500	0	0	0	3,300	1,700	0	0
Missouri Premium Income	8,656	8,718	0	0	0	0	500	0	0	0	800	850	0	0
New Jersey Dividend Advantage	11,592	11,738	0	0	0	0	500	0	0	0	800	850	0	0
New Jersey Dividend Advantage 2	10,274	10,310	0	0	0	0	500	0	0	0	800	850	0	0
New Jersey Investment Quality	21,228	21,756	0	0	0	0	500	0	0	0	3,250	3,400	0	0
New Jersey Premium Income	15,464	16,100	0	0	0	0	500	0	0	0	3,250	3,400	0	0
North Carolina Dividend Advantage	8,727	8,908	0	0	0	0	500	0	0	0	800	850	0	0
North Carolina Dividend Advantage 2	9,723	9,992	0	0	0	0	500	0	0	0	800	850	0	0

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
					Adviser and Adviser				Adviser and Adviser				Adviser and Adviser
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

North Carolina Dividend Advantage 3	$9,767	$10,041	$0	$0	$0	$0	$500	$0	$0	$0	$800	$850	$0	$0
North Carolina Premium Income	11,371	11,772	0	0	0	0	500	0	0	0	800	850	0	0
Ohio Dividend Advantage	10,057	10,325	0	0	0	0	500	0	0	0	800	850	0	0
Ohio Dividend Advantage 2	9,309	9,452	0	0	0	0	500	0	0	0	800	850	0	0
Ohio Dividend Advantage 3	8,685	8,832	0	0	0	0	500	0	0	0	800	850	0	0
Ohio Quality Income	14,208	14,823	0	0	0	0	500	0	0	0	3,300	1,700	0	0
Pennsylvania Dividend Advantage	9,462	9,532	0	0	0	0	500	0	0	0	800	850	0	0
Pennsylvania Dividend Advantage 2	9,754	9,886	0	0	0	0	500	0	0	0	800	850	0	0
Pennsylvania Investment Quality	18,476	18,743	0	0	0	0	500	0	0	0	800	850	0	0
Pennsylvania Premium Income 2	17,550	17,824	0	0	0	0	500	0	0	0	800	850	0	0
Texas Quality Income	13,557	14,008	0	0	0	0	500	0	0	0	800	850	0	0
Virginia Dividend Advantage	9,306	9,292	0	0	0	0	500	0	0	0	800	850	0	0
Virginia Dividend Advantage 2	11,022	11,197	0	0	0	0	500	0	0	0	800	850	0	0
Virginia Premium Income	13,122	13,515	0	0	0	0	500	0	0	0	800	850	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

Floating Rate Income	$2,800	$10,000	$0	$0	$0	$0	$2,800	$10,000
Floating Rate Income Opportunity	2,800	10,000	0	0	0	0	2,800	10,000
Senior Income	8,400	16,000	0	0	0	0	8,400	16,000
Tax-Advantaged Floating Rate	2,800	2,000	0	0	0	0	2,800	2,000
Arizona Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Arizona Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Arizona Dividend Advantage 3	1,300	850	0	0	0	0	1,300	850
Arizona Premium Income	3,800	3,400	0	0	0	0	3,800	3,400
California Dividend Advantage	800	850	0	0	0	0	800	850
California Dividend Advantage 2	800	850	0	0	0	0	800	850
California Dividend Advantage 3	800	850	0	0	0	0	800	850
California Investment Quality	3,300	1,700	0	0	0	0	3,300	1,700
California Market Opportunity	3,300	1,700	0	0	0	0	3,300	1,700
California Value	0	0	0	0	0	0	0	0
California Performance Plus	3,300	1,700	0	0	0	0	3,300	1,700
California Premium Income	800	850	0	0	0	0	800	850
California Quality Income	3,300	1,700	0	0	0	0	3,300	1,700
California Select Quality	3,300	1,700	0	0	0	0	3,300	1,700
Insured California Dividend Advantage	800	850	0	0	0	0	800	850
Insured California Premium Income	3,300	1,700	0	0	0	0	3,300	1,700
Insured California Premium Income 2	3,300	1,700	0	0	0	0	3,300	1,700
Insured California Tax-Free Advantage	800	850	0	0	0	0	800	850

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

Connecticut Dividend Advantage	$1,300	$850	$0	$0	$0	$0	$1,300	$850
Connecticut Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Connecticut Dividend Advantage 3	1,300	850	0	0	0	0	1,300	850
Connecticut Premium Income	1,300	850	0	0	0	0	1,300	850
Georgia Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Georgia Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Georgia Premium Income	1,300	850	0	0	0	0	1,300	850
Maryland Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Maryland Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Maryland Dividend Advantage 3	1,300	850	0	0	0	0	1,300	850
Maryland Premium Income	1,300	850	0	0	0	0	1,300	850
Massachusetts Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Massachusetts Premium Income	1,300	850	0	0	0	0	1,300	850
Insured Massachusetts Tax-Free Advantage	1,300	850	0	0	0	0	1,300	850
Michigan Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Michigan Premium Income	3,800	1,700	0	0	0	0	3,800	1,700
Michigan Quality Income	3,800	1,700	0	0	0	0	3,800	1,700
Missouri Premium Income	1,300	850	0	0	0	0	1,300	850
New Jersey Dividend Advantage	1,300	850	0	0	0	0	1,300	850
New Jersey Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
New Jersey Investment Quality	3,750	3,400	0	0	0	0	3,750	3,400
New Jersey Premium Income	3,750	3,400	0	0	0	0	3,750	3,400
North Carolina Dividend Advantage	1,300	850	0	0	0	0	1,300	850
North Carolina Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
North Carolina Dividend Advantage 3	1,300	850	0	0	0	0	1,300	850
North Carolina Premium Income	1,300	850	0	0	0	0	1,300	850

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
Fund	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

Ohio Dividend Advantage	$1,300	$850	$0	$0	$0	$0	$1,300	$850
Ohio Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Ohio Dividend Advantage 3	1,300	850	0	0	0	0	1,300	850
Ohio Quality Income	3,800	1,700	0	0	0	0	3,800	1,700
Pennsylvania Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Pennsylvania Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Pennsylvania Investment Quality	1,300	850	0	0	0	0	1,300	850
Pennsylvania Premium Income 2	1,300	850	0	0	0	0	1,300	850
Texas Quality Income	1,300	850	0	0	0	0	1,300	850
Virginia Dividend Advantage	1,300	850	0	0	0	0	1,300	850
Virginia Dividend Advantage 2	1,300	850	0	0	0	0	1,300	850
Virginia Premium Income	1,300	850	0	0	0	0	1,300	850

Audit Committee Pre-Approval Policies and Procedures.  Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: James F. Ruane, an officer of NAM and the Funds, made an amended filing on Form 3 with respect to Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage

Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Floating Rate Income, Floating Rate Income Opportunity, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income Maryland Dividend Advantage 2 and Insured Massachusetts Tax-Free Advantage. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 21, 2010. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than September 2, 2010 or prior to August 18, 2010. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

February 28, 2009 for California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income; April 30, 2009 for New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality and Pennsylvania Premium Income 2; May 31, 2009 for Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Massachusetts Dividend Advantage, Massachusetts Premium Income, Insured Massachusetts Tax-Free Advantage, Missouri Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; June 30, 2009 for Tax-Advantaged Floating Rate; and July 31, 2009 for Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, and Texas Quality Income.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 30, 2009:

Each Fund’s Proxy Statement is available at www.nuveen.com/CEF/Info/Shareholder/ProxyStatements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary

October 26, 2009

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2008.

		Floating		Tax-
	Floating	Rate		Advantaged	Arizona	Arizona
Board Member	Rate	Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$1-$10,000	$0	$10,001-$50,000	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$10,001-$50,000	$0	$0

	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Premium	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	California		California	California	California	California
Board Member	Market	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Connecticut	Connecticut	Georgia	Georgia	Georgia	Maryland
Board Member	Dividend	Premium	Dividend	Dividend	Premium	Dividend
Nominees	Advantage 3	Income	Advantage	Advantage 2	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

						Insured
	Maryland	Maryland	Maryland	Massachusetts	Massachusetts	Massachusetts
Board Member	Dividend	Dividend	Premium	Dividend	Premium	Tax-Free
Nominees	Advantage 2	Advantage 3	Income	Advantage	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Michigan	Michigan	Michigan	Missouri	New Jersey	New Jersey
	Dividend	Premium	Quality	Premium	Dividend	Dividend
	Advantage	Income	Income	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

			North	North	North	North
	New Jersey	New Jersey	Carolina	Carolina	Carolina	Carolina
Board Member	Investment	Premium	Dividend	Dividend	Dividend	Premium
Nominees	Quality	Income	Advantage	Advantage 2	Advantage 3	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Ohio	Ohio	Ohio	Ohio	Pennsylvania	Pennsylvania
Board Member	Dividend	Dividend	Dividend	Quality	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$1-$10,000	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
							Aggregate Dollar
							Range of Equity
							Securities in All
							Registered
							Investment
							Companies
							Overseen by
							Board Member
							Nominees in
	Pennsylvania	Pennsylvania	Texas	Virginia	Virginia	Virginia	Family of
Board Member	Investment	Premium	Quality	Dividend	Dividend	Premium	Investment
Nominees	Quality	Income 2	Income	Advantage	Advantage 2	Income	Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$50,001-$100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	Over $100,000
Board Member/Nominee who is an interested persons of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2008. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
				Tax-
	Floating	Floating		Advantaged	Arizona	Arizona
Board Member	Rate	Rate Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	1,600	0	10,000	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	15,000	0	0
All Board Members and Officers as a Group	1,600	0	10,000	15,000	0	0

Fund Shares Owned By Board Members And Officers(1)
	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Dividend	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	California		California	California	California	California
Board Member	Market	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Connecticut	Connecticut	Georgia	Georgia	Georgia	Maryland
Board Member	Dividend	Premium	Dividend	Dividend	Premium	Dividend
Nominees	Advantage 3	Income	Advantage	Advantage 2	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

						Insured
	Maryland	Maryland	Maryland	Massachusetts	Massachusetts	Massachusetts
Board Member	Dividend	Dividend	Premium	Dividend	Premium	Tax-Free
Nominees	Advantage 2	Advantage 3	Income	Advantage	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Michigan	Michigan	Michigan	Missouri	New Jersey	New Jersey
Board Member	Dividend	Premium	Quality	Premium	Dividend	Dividend
Nominees	Advantage	Income	Income	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

			North	North	North	North
	New Jersey	New Jersey	Carolina	Carolina	Carolina	Carolina
Board Member	Investment	Premium	Dividend	Dividend	Dividend	Premium
Nominees	Quality	Income	Advantage	Advantage 2	Advantage 3	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Ohio	Ohio	Ohio	Ohio	Pennsylvania	Pennsylvania
Board Member	Dividend	Dividend	Dividend	Quality	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	57	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	57	0	0

Fund Shares Owned By Board Members And Officers(1)
	Pennsylvania	Pennsylvania	Texas	Virginia	Virginia	Virginia
Board Member	Investment	Premium	Quality	Dividend	Dividend	Premium
Nominees	Quality	Income 2	Income	Advantage	Advantage 2	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Floating Rate Income Opportunity (JRO) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	2,197,549	7.7%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

Tax-Advantaged Floating Rate (JFP) — Common Shares	Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532	706,824	5.09%

Arizona Dividend Advantage (NFZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	136	28.3%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	44	9.17%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	58	12.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	27	5.6%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	31	6.5%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Arizona Dividend Advantage 2 (NKR) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	115	15.5%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	68	9.46%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	130	17.6%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	117	15.8%

Arizona Dividend Advantage 3 (NXE) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	354	40.2%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	90	10.23%

Arizona Premium Income (NAZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	151	12.6%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Merrill Lynch & Co.(c) 4 World Financial Center 250 Vesey Street New York, NY 10080	275	22.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc.(c) 4 World Financial Center 250 Vesey Street New York, NY 10080

	JP Morgan Chase & Co. 270 Park Ave. New York, NY 10017	83	6.9%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	98	8.17%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	420	35.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	413	34.4%

California Dividend Advantage (NAC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	364	6.7%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	803	14.8%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C.(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

California Dividend Advantage 2 (NVX) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	344	7.8%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	584	13.3%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	254	5.8%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	330	7.5%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	259	5.89%

California Dividend Advantage 3 (NZH) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	512	8.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	839	13.6%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	630	10.2%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	402	6.4%

California Investment Quality (NQC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	771	20.3%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	371	9.8%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	400	10.5%

California Market Opportunity (NCO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	207	7.8%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	274	10.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	140	5.1%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	77	5.13%

California Performance Plus (NCP) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	410	10.3%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	302	7.6%

California Premium Income (NCU) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	552	32.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	421	24.5%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	131	7.6%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	105	6.1%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

California Quality Income (NUC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	374	5.7%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	770	11.7%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	462	7.0%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	451	6.83%

California Select Quality (NVC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	726	10.7%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	396	5.8%

	JP Morgan Chase & Co. 270 Park Ave. New York, NY 10017	465	6.9%

	Bank of America Corporation(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	376	5.6%

	Blue Ridge Investments, L.L.C.(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Insured California Dividend Advantage (NKL) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	505	11.7%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	517	11.9%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	269	6.2%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	248	5.7%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	249	5.75%

Insured California Premium Income (NPC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	421	23.4%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	275	15.3%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	146	8.1%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	98	5.4%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	114	6.33%

Insured California Premium Income 2 (NCL) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	530	16.6%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	313	9.8%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	217	6.8%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	366	11.46%

Connecticut Dividend Advantage (NFC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	202	25.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	201	25.8%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	177	22.7%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	57	7.3%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

Connecticut Dividend Advantage 2 (NGK) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	209	29.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation(f) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	124	17.7%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc.(f) 4 World Financial Center 250 Vesey Street New York, NY 10080

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	73	10.43%

Connecticut Dividend Advantage 3 (NGO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	331	25.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	217	17.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	193	15.1%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	82	6.41%

Connecticut Premium Income (NTC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	536	35.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	246	16.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	227	14.8%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	208	13.6%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	80	5.22%

Georgia Dividend Advantage (NZX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	93	23.5%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	59	14.9%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	34	8.6%

Georgia Dividend Advantage 2 (NKG) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	191	14.5%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	83	6.3%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C.(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Georgia Premium Income (NPG) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	300	27.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	242	21.8%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	58	5.2%

Maryland Dividend Advantage (NFM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	526	41.1%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	65	5.1%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

Maryland Dividend Advantage 2 (NZR) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	486	38.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Maryland Dividend Advantage 3 (NWI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	606	38.8%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Maryland Premium Income (NMY) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,084	34.3%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Massachusetts Dividend Advantage (NMB) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	72	12.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	66	11.0%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	46	7.7%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	102	17.0%

Massachusetts Premium Income (NMT) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	111	8.2%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	383	28.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	381	28.0%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	209	15.37%

Insured Massachusetts Tax-Free Advantage (NGX) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	115	14.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	45	5.5%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	61	7.44%

Michigan Dividend Advantage (NZW) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	145	22.7%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Michigan Premium Income (NMP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	285	12.7%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	154	6.9%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	293	13.08%

Michigan Quality Income (NUM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	375	10.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	491	13.1%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	487	13.0%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	479	13.17%

Missouri Premium Income (NOM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	230	35.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	71	11.1%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	159	24.8%

New Jersey Dividend Advantage (NXJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	181	9.4%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	100	5.2%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	304	15.8%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	252	13.1%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New Jersey Dividend Advantage 2 (NUJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	206	14.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

New Jersey Investment Quality (NQJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	585	9.0%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,170	18.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	895	13.8%

New Jersey Premium Income (NNJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	203	5.5%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	815	22.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	617	16.8%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	198	5.4%

North Carolina Dividend Advantage (NRB) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	47	6.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(g) 200 Bay Street Toronto, Ontario M5J2J5 Canada	59	8.7%

	RBC Capital Markets(g) One Liberty Plaza 165 Broadway New York, NY 10006

North Carolina Dividend Advantage 2 (NNO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	113	10.1%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	35	5.44%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

North Carolina Dividend Advantage 3 (NII) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	136	12.1%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

North Carolina Premium Income (NNC) — Auction Rate Preferred Shares	Merrill Lynch & Co., Inc.(c) 4 World Financial Center 250 Vesey Street New York, NY 10080	617	16.8%

	Merrill Lynch, Pierce, Fenner & Smith, Inc.(c) 4 World Financial Center 250 Vesey Street New York, NY 10080	617	16.8%

Ohio Dividend Advantage (NXI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	167	13.5%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	126	10.6%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	126	10.6%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	223	17.98%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Ohio Dividend Advantage 2 (NBJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	90	9.4%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	82	12.9%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	118	12.77%

Ohio Dividend Advantage 3 (NVJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	49	7.4%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	121	18.33%

Ohio Quality Income (NUO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	194	6.3%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	545	17.7%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	541	17.6%

	JP Morgan Chase & Co. 270 Park Ave. New York, NY 10017	231	7.5%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	360	11.69%

Pennsylvania Dividend Advantage (NXM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	263	26.3%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Pennsylvania Dividend Advantage 2 (NVY) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	267	23.4%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Pennsylvania Investment Quality (NQP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	564	10.7%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	548	10.4%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	505	9.6%

Pennsylvania Premium Income 2 (NPY) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	522	11.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	496	10.5%

Texas Quality Income (NTX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,146	41.5%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,077	39.0%

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	168	6.1%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	181	6.56%

Virginia Dividend Advantage (NGB) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	158	16.5%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Morgan Stanley(e) 1585 Broadway New York, NY 10036	102	10.6%

	Morgan Stanley & Co. Inc.(e) 1585 Broadway New York, NY 10036

Virginia Dividend Advantage 2 (NNB) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	300	17.9%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	171	10.2%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	97	5.8%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	108	6.43%

Virginia Premium Income (NPV) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	200	7.8%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	386	15.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	265	10.4%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	137	5.37%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2008.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(d)	Bank of America Corporation and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(e)	Morgan Stanley and Morgan Stanley & Co., Inc. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(f)	Bank of America Corporation and Merrill Lynch, Pierce, Fenner & Smith, Inc. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(g)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Floating Rate Income	4	3	0	6	4	4	4
Floating Rate Income Opportunity	4	3	0	6	4	4	4
Senior Income	4	3	0	6	4	4	4
Tax Advantage Floating Rate	4	5	0	6	4	4	4
Arizona Dividend Advantage	4	5	0	6	4	4	4
Arizona Dividend Advantage 2	4	5	0	6	4	4	4
Arizona Dividend Advantage 3	4	5	0	6	4	4	4
Arizona Premium Income	4	3	0	6	4	4	4
California Dividend Advantage	2	2	0	5	2	2	2
California Dividend Advantage 2	2	2	0	5	2	2	2
California Dividend Advantage 3	2	2	0	5	2	2	2
California Investment Quality	2	2	0	5	2	2	2
California Market Opportunity	2	2	0	5	2	2	2
California Value	2	2	0	5	2	2	2
California Performance Plus	2	2	0	5	2	2	2
California Premium Income	2	2	0	5	2	2	2
California Quality Income	2	2	0	5	2	2	2
California Select Quality	2	2	0	5	2	2	2
Insured California Dividend Advantage	2	2	0	5	2	2	2
Insured California Premium Income	2	2	0	5	2	2	2
Insured California Premium Income 2	2	2	0	5	2	2	2

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Insured California Tax-Free Advantage	2	2	1	5	2	2	2
Connecticut Dividend Advantage	4	5	0	6	4	4	4
Connecticut Dividend Advantage 2	4	5	0	6	4	4	4
Connecticut Dividend Advantage 3	4	5	0	6	4	4	4
Connecticut Premium Income	4	5	0	6	4	4	4
Georgia Dividend Advantage	4	5	0	6	4	4	4
Georgia Dividend Advantage 2	4	5	0	6	4	4	4
Georgia Premium Income	4	5	0	6	4	4	4
Maryland Dividend Advantage	4	5	0	6	4	4	4
Maryland Dividend Advantage 2	4	5	0	6	4	4	4
Maryland Dividend Advantage 3	4	5	0	6	4	4	4
Maryland Premium Income	4	5	0	6	4	4	4
Massachusetts Dividend Advantage	4	5	0	6	4	4	4
Massachusetts Premium Income	4	5	0	6	4	4	4
Insured Massachusetts Tax-Free Advantage	4	5	0	6	4	4	4
Michigan Dividend Advantage	2	2	0	5	2	2	2
Michigan Premium Income	2	2	0	5	2	2	2
Michigan Quality Income	2	2	0	5	2	2	2
Missouri Premium Income	4	5	0	6	4	4	4
New Jersey Dividend Advantage	4	5	0	7	4	4	4
New Jersey Dividend Advantage 2	4	5	0	7	4	4	4
New Jersey Investment Quality	4	5	0	7	4	4	4
New Jersey Premium Income	4	5	0	7	4	4	4
North Carolina Dividend Advantage	4	5	0	6	4	4	4
North Carolina Dividend Advantage 2	4	5	0	6	4	4	4
North Carolina Dividend Advantage 3	4	5	0	6	4	4	4

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

North Carolina Premium Income	4	5	0	6	4	4	4
Ohio Dividend Advantage	2	2	0	5	2	2	2
Ohio Dividend Advantage 2	2	2	0	5	2	2	2
Ohio Dividend Advantage 3	2	2	0	5	2	2	2
Ohio Quality Income	2	2	0	5	2	2	2
Pennsylvania Dividend Advantage	4	5	0	7	4	4	4
Pennsylvania Dividend Advantage 2	4	5	0	7	4	4	4
Pennsylvania Investment Quality	4	5	0	7	4	4	4
Pennsylvania Premium Income 2	4	5	0	7	4	4	4
Texas Quality Income	4	5	0	6	4	4	4
Virginia Dividend Advantage	4	5	0	6	4	4	4
Virginia Dividend Advantage 2	4	5	0	6	4	4	4
Virginia Premium Income	4	5	0	6	4	4	4

Appendix D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JFR1109

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
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3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 30, 2009
The Annual Meeting of shareholders will be held Monday, November 30, 2009 at 9:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 30, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

     ¯                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NFZ-NKR-NXE-NAC-NVX- NZH-NFC-NGK-NGO-NKG- NFM-NZR-NWI-NMB-NZW- NXJ-NUJ-NRB-NNO-NXI- NBJ-NVJ-NXM-NVY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.	☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

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Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY

1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE PREFERRED SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 30, 2009
The Annual Meeting of shareholders will be held Monday, November 30, 2009 at 9:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 30, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

     ¯                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NFZ-NKR-NXE-NAC-NVX- NZH-NFC-NGK-NGO-NKG- NFM-NZR-NWI-NMB-NZW- NXJ-NUJ-NRB-NNO-NXI- NBJ-NVJ-NXM-NVY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class III: (01) Robert P. Bremner (02) Jack B. Evans	Preferred Shares Only: (03) William C. Hunter (04) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.		☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities.		☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯